EXHIBIT 3.109
State of Delaware
Office of the Secretary of State
     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “WPC HOLDCO, LLC”, FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF DECEMBER, A.D. 2000, AT 9 O’CLOCK A.M.

[SEAL]	/s/ Edward J. Freel
Edward J. Freel, Secretary of State

3330911 8100	AUTHENTICATION: 0859734

001630936	Date: 12-18-00

CERTIFICATE OF FORMATION
OF
WPC HOLDCO, LLC
Under Section 18-201 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is WPC Holdco, LLC (the “Company”).
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.
     THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington. Delaware 19808.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of December 15, 2000.

By:	/s/ Dora Blackwood
Dora Blackwood
Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/15/2000
001630936 – 3330911

Delaware
__________________
The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “WPC HOLDCO, LLC”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2001, AT 10 O’CLOCK A.M.

[SEAL]	/s/ Harriett Smith Windsor
Harriet Smith Windsor, Secretary of State

3330911 8100	AUTHENTICATION: 1567375

020009669	Date: 01-18-02

CERTIFICATE OF AMENDMENT
OF
WPC Holdco, LLC
     1. The name of the limited liability company is WPC Holdco, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows:
     The name and address of the registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of WPC Holdco, LLC this 10th day of December, 2001.

WPC Holdco, LLC
/s/ Mary R. Adams
Mary R. Adams, as Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DELIVERED 10:00 AM 12/17/2001
020009669 – 3330911